                                                                    Exhibit 10.4
                                                                  EXECUTION COPY







              RESEARCH, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT


                                     BETWEEN


                      PREDIX PHARMACEUTICALS HOLDINGS, INC.


                                       AND


              CYSTIC FIBROSIS FOUNDATION THERAPEUTICS INCORPORATED


PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

                                                                  EXECUTION COPY


              Research, Development and Commercialization Agreement

                                TABLE OF CONTENTS

                                                                              Page
ARTICLE I - DEFINITIONS.....................................................   2

ARTICLE II - RESEARCH PROGRAM...............................................   8
  2.1   Commencement; Objective.............................................   8
  2.2   Term................................................................   9
  2.3   Research Diligence..................................................   9
  2.4   Research Plan.......................................................   9
  2.5   Joint Research Committee............................................  10
  2.6   Exchange of Information.............................................  11

ARTICLE III - PAYMENTS......................................................  12
  3.1   Staffing and Research Support Payments..............................  12
  3.2   Payments............................................................  14
  3.3   Records.............................................................  15

ARTICLE IV - COMMERCIALIZATION; ROYALTIES...................................  16
  4.1   Discovery and Commercialization of a CFTR Corrector-Based Product;
  Commercialization of P2(Y)2 Product.......................................  16
  4.2   Due Diligence.......................................................  16
  4.3   Royalties...........................................................  17
  4.4   Sales Reports.......................................................  17

ARTICLE V - CONFIDENTIALITY.................................................  19
  5.1   Undertaking.........................................................  19
  5.2   Exceptions..........................................................  20
  5.3   Publicity...........................................................  21

ARTICLE VI - PUBLICATION....................................................  22

ARTICLE VII - INDEMNIFICATION...............................................  24
  7.1   Indemnification by Predix...........................................  24
  7.2   Claims Procedures...................................................  25

ARTICLE VIII - PATENTABLE INVENTIONS........................................  26
  8.1   Ownership...........................................................  26
  8.2   Preparation.........................................................  27
  8.3   Costs...............................................................  27

ARTICLE IX - TERM AND TERMINATION...........................................  27
  9.1   Term................................................................  27
  9.2   Termination of the Research Programs Without Cause..................  28
  9.3   Termination of the Research Program by CFFT for Cause...............  28
  9.4   Termination of the Research Program by Predix for Cause.............  28
  9.5   General Effect of Termination.......................................  29


                                       i

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SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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
  9.6   Consequences of an Interruption.....................................  29

ARTICLE X - REPRESENTATIONS AND WARRANTIES..................................  30
  10.1  Representations and Warranties of Predix............................  30
  10.2  Representations and Warranties of CFFT..............................  31

ARTICLE XI - MISCELLANEOUS PROVISIONS.......................................  31
  11.1  Governing Law, and Jurisdiction.....................................  31
  11.2  Waiver..............................................................  31
  11.3  Force Majeure.......................................................  32
  11.4  Severability........................................................  32
  11.5  Government Acts.....................................................  32
  11.6  Assignment..........................................................  33
  11.7  Counterparts........................................................  33
  11.8  No Agency...........................................................  34
  11.9  Notice..............................................................  34
  11.10 Headings............................................................  35
  11.11 Authority...........................................................  35
  11.12 Entire Agreement....................................................  36
  11.13 Notice of Pharmaceutical Side-Effects...............................  36


                                       ii

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SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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OMISSIONS.
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             RESEARCH, DEVELOPMENT AND COMMECIALIZATION AGREEMENT


      This Agreement (this "Agreement") is made on this 7th day of March, 2005 (the "Effective Date"), between Predix Pharmaceuticals Holdings, Inc. ("Predix"), a Delaware corporation with principal offices at 10K Gill Street, Woburn, MA 01801, and Cystic Fibrosis Foundation Therapeutics Incorporated, a Delaware corporation with its principal offices at 6931 Arlington Road, Bethesda, Maryland 20814 ("CFFT"). Collectively, Predix and CFFT shall be referred to hereinafter as the "Parties".

      WHEREAS, Predix has expertise in 3D technology and the discovery and development of small molecule compounds addressing a variety of diseases; and

      WHEREAS, CFFT is significantly focused on the discovery and development of methods of treatment of cystic fibrosis, to which CFFT and its Affiliates bring significant scientific and human resources and financial support; and

      WHEREAS, CFFT wishes to support the Research Programs specified hereinafter to be undertaken by Predix;

      NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and other good and valuable consideration, the Parties agree as follows:


PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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                              ARTICLE I - DEFINITIONS

      For purposes of this Agreement, the terms defined in this Article 1 shall have the following meanings whether used in their singular or plural forms. Use of the singular shall include the plural and vice versa, unless the context requires otherwise:


      1.1 "Affiliate" shall mean, with respect to any Person, any other Person who directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled by, or is under direct or indirect common control with, such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, more than fifty percent (50%) of the voting stock of any other Person. For the avoidance of any doubt, the Cystic Fibrosis Foundation and CFFT are considered to be Affiliates.


      1.2 "Agreement" means this agreement, together with all appendices, exhibits and schedules hereto, and as the same may be amended or supplemented from time to time hereafter by a written agreement duly executed by authorized representatives of each party hereto.


      1.3 "Budget" shall mean the total amount to be paid by CFFT to Predix for each of Research Program I and Research Program II as specified in Article III.


      1.4   "CF" means the disease known as Cystic Fibrosis.


      1.5   "CF Field" means the treatment of humans diagnosed with CF.


      1.6 "CFTR" shall mean a CF transmembrane conductance regulator protein which has the biological effect of transporting molecules across human cellular membranes.


                                      -2-

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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      1.7 "Commercially Reasonable Efforts" shall have the definition set forth in Section 4.2.


      1.8 "Controlled" (except in the context of Section 1.1) shall mean the legal authority or right of a party hereto to grant a license or sublicense of intellectual property rights to another party hereto, or to otherwise disclose proprietary or trade secret information to such other party, without breaching the terms of any agreement with a Third Party, infringing upon the intellectual property rights of a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.


      1.9 "Corrector" shall mean a compound which, as its principal mode of therapeutic action, modulates the biological effect of CFTR by increasing the amount of functional AF508 CFTR present at the apical cell membrane.


      1.10 "Effective Date" shall mean the date specified in the first paragraph of this Agreement.


      1.11 "Field" shall mean the treatment of conditions or diseases in the CF Field and the Pulmonary Field.


      1.12 "First Commercial Sale" shall mean the first sale of a P2(Y)2 Product by Predix or an Affiliate, licensee or sublicensee of Predix in a country in the Territory following Regulatory Approval of the P2(Y)2 Product in that country or, if no such Regulatory Approval or similar marketing approval is required, the date upon which the P2(Y)2 Product is first commercially launched in that country.


      1.13 "FTE" shall mean the equivalent of the work of one Predix scientist or other project managerial professional, full time for one year, on or directly related to the Research



                                      -3-
PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

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Program. Activities included in calculating FTE's shall not include negotiation of this Agreement or modifications or extensions thereof or administration activities such as accounting, invoicing, personnel related activities or the like.


      1.14 "Hit" shall have the meaning ascribed to it in Section 3.1.2 of this Agreement.


      1.15 "Interruption" shall occur (i) if at any time before the First Commercial Sale of a P2(Y)2 Product, Predix, its Affiliates and sublicensees, all cease to conduct, or have conducted, research activities associated with the development of such Product for a period of one hundred and eighty (180) consecutive days; and (ii) as specified in Section 4.1.1.


      1.16 "Joint Research Committee" or "JRC" shall have the meaning ascribed to it in Section 2.5 of Agreement.


      1.17 "Net Sales" with respect to any product shall mean the gross amount invoiced by the selling party and its Affiliates, licensees or sublicensees for products sold in bona fide, arms-length transactions to Third Parties for use in the Field, less (i) quantity and/or cash discounts from the gross invoice price which are actually allowed or taken; (ii) freight, postage and insurance included in the invoice price; (iii) amounts repaid or credited by reasons of rejections or return of goods or because of retroactive price reductions specifically identifiable to such product; (iv) amounts payable resulting from government (or agency thereof) mandated rebate programs; (v) third-party rebates or charge-backs to the extent actually allowed; (vi) invoiced customs duties and sales taxes (excluding income, value-added and similar taxes), if any, actually paid and directly related to the sale that are not reimbursed by the buyer; and
(vii) any other specifically identifiable amounts included in the product's gross invoice price that should be credited for reasons substantially equivalent to those listed above; all as determined in

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SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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OMISSIONS.
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accordance with the selling party's usual and customary accounting methods, which are in accordance with generally accepted accounting principles.


            In the case of any sale or other disposal of a product between or among the selling party and its Affiliates, licensees and sublicensees, for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm's-length sale thereafter to a Third Party;

            In the case of any sale which is not invoiced or is delivered before invoice, Net Sales shall be calculated at the time of shipment or when the product is paid for, if paid for before shipment or invoice;

            In the case of any sale or other disposal for value, such as barter or counter-trade, of any product, or part thereof, other than in an arm's length transaction exclusively for money, Net Sales shall be calculated as above on the value of the consideration received;

            In the event the product is sold in a finished dosage form containing the product in combination with one or more other active ingredients (a "Combination Product"), the Net Sales of the product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales (as defined above in this Section) of the Combination Product by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price of the product when sold separately in finished form and B is the weighted average sale price of the other product(s) sold separately in finished form, provided that the above formula in this Section 1.19 shall not apply if the product is only sold in combination form and if each of the active ingredients in a Combination Product results from the Research Program and in each such event the following sentence shall apply. In the event that such average sale price cannot be determined for both the product and the other product(s) in combination, Net Sales for purposes

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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of determining royalty payments shall be mutually agreed by the Parties based on relative value contributed by each component, and such agreement shall not be unreasonably withheld.

      1.18 "Patents" means all existing patents and patent applications and all patent applications hereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.


      1.19 "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.


      1.20 "Predix CF Technology" shall mean all data, technical information, know-how, inventions (whether or not patented) trade secrets, processes and methods discovered or developed, and Controlled by Predix or its Affiliates, in the performance of the Research Program under this Agreement, including without limitation, the 3D coordinates of the CFTR to be developed by Predix hereunder; provided, however, that notwithstanding the foregoing, the term "Predix CF Technology" shall not include any data, technical information, know-how, inventions (whether or not patented) trade secrets, processes or methods owned or Controlled by Predix prior to, or outside of, Predix's performance of the Research Program under this Agreement, including without limitation, Predix's general receptor and ion channel modeling technology, or computational drug discovery, drug optimization and drug design technology, or any enhancements or improvements to any of the foregoing.


      1.21 "Predix Patents" shall mean any Patents Controlled by Predix or its Affiliates claiming Predix CF Technology.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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      1.22 "Prime Rate" shall mean the average prime rate published in the Wall
Street Journal during the relevant period.


      1.23 "Pulmonary Field" shall mean the treatment of diseases of the human pulmonary tract or lungs, other than CF.


      1.24  "P2Y(2) Product" shall have the meaning set forth in Section 2.1.


      1.25 "Regulatory Approval" shall mean, with respect to any country, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a pharmaceutical product in that country including, without limitation and where applicable, approval of labeling, price, reimbursement and manufacturing. "Regulatory Approval" in the United States shall mean final approval of a new drug application pursuant to 21 CFR Section 314, permitting marketing of the P2(Y)2 Product in interstate commerce In the United States. "Regulatory Approval" in the European Union shall mean final approval of a Marketing Authorization Application, or equivalent.


      1.26 "Research Plan" shall have the meaning set forth in Section 2.4 hereof.


      1.27 "Research Program I" shall have the meaning set forth in Section 2.1.


      1.28 "Research Program II" shall have the meaning set forth in Section
2.1.


      1.29 "Research Programs" shall mean collectively all research activities undertaken under this Agreement relating to Research Program I and Research Program II.


      1.30 "Research Termination Date" shall mean the date which is thirty six
(36) months following the Effective Date for Research Program I and the date which is twenty four (24)


                                      -7-
PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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months following the Effective Date for Research Program II, in both cases subject to extension as provided in Section 2.2.


      1.31  "Territory" shall mean worldwide.


      1.32 "Third Party" shall mean any person or entity which is not a party or an Affiliate of any party to this Agreement.



                           ARTICLE II - RESEARCH PROGRAM


      2.1   COMMENCEMENT; OBJECTIVE.

      Predix will be responsible for the conduct of the Research Programs as set forth herein. CFFT will provide the financial support hereinafter specified, and consultation and advice as provided herein through its participation on the JRC as provided below. The Research Program will consist of two sets of separate activities, as set forth in the Research Plan, and generally described as follows: (i) Predix will use its 3D technology and modeling expertise to model the 3D structure of the CFTR (such activities are the "Research Program I") and
(ii) Predix will use its 3D GPCR technology to discover a small-molecule P2Y(2) agonist that once optimized will be a novel compound for the treatment of CF (such activities are "Research Program II" and any product containing a small-molecule P2Y(2) agonist discovered during the performance of Research Program II, whether or not the molecule has been further optimized, is a "P2Y(2) Product").

      Following the successful completion of Research Program I (or prior to its completion if the Parties so desire), the Parties agree to negotiate in good faith towards an agreement pursuant to which a molecule that will act as a CFTR Corrector will be discovered, optimized, developed

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OMISSIONS.
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and commercialized, all as more fully set forth in Section 4.1. Subject to
CFFT's rights in the event of an Interruption pursuant to Section 9.6 of this Agreement, Predix shall have exclusive rights to further develop and commercialize all P2Y(2) Products.

      2.2   TERM.

      The Research Programs shall commence on the Effective Date and will conclude on the Research Termination Date, unless extended by agreement of the Parties, or unless earlier terminated in accordance with the provisions of
Article IX hereof. The Parties may discuss at any time whether, and upon what basis, the Research Program might be extended beyond the initial Research Termination Date.

      2.3   RESEARCH DILIGENCE.

      Predix will work diligently and use reasonable efforts, consistent with prudent business judgment, to accomplish the goals of the Research Programs. Predix will dedicate to the Research Programs at least that level of staffing referenced in Section 3.1 hereof, and expects to employ an appropriate combination of experience and training in the CF Field.

      2.4   RESEARCH PLAN.


            Predix and CFFT have agreed upon an overall research plan for the Research Programs, a copy of which is attached to this Agreement as Exhibit 2.4. The JRC will review and evaluate the Research Plan, taking into consideration ongoing research outcomes and other scientific and commercial developments, at each meeting of the JRC after the Effective Date, and any resulting modifications will be incorporated into the Research Plan (the original plan, and any such modifications are referred to herein as the "Research Plan"). Modifications to the Research Plan may be proposed by either Predix or CFFT and must be approved by the JRC

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OMISSIONS.
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before being adopted. Any modification to the Research Plan proposed by Predix that would (a) reduce the levels of FTE resources to be devoted by Predix to the Research Programs below; or (b) increase the Budget for either Research Program I or Research Program II, shall not be adopted without the approval of CFFT, which will act expeditiously on any such proposal.

      2.5   JOINT RESEARCH COMMITTEE.


            2.5.1 Composition and Purposes. Predix and CFFT shall establish a Joint Research Committee ("JRC") consisting of at least six (6) representatives (as may be increased or decreased by the JRC), half of whom shall be designated from time to time by each party. Each party shall choose a Program Coordinator who may be changed from time to time by designation of each party. The Program Coordinator for Predix shall be Oren Becker, PhD. The Program Coordinator for CFFT shall be Diana Wetmore. If the JRC chooses to designate a Committee Chair, the Chair will be Predix's Program Coordinator. The JRC shall meet formally no less frequently than once in each three (3) month period during the Research Program, and at such time and location, as may be established by the Committee. However, the JRC will make its schedule flexible in order to foster the successful completion of the Research Programs. The JRC shall meet for the following purposes:

                  (I) to review and discuss the Research Plan and evaluate any proposed revisions to any of those plans;

                  (II) to determine whether milestones have been achieved; and

                  (III) to provide guidance to the research team if such
            guidance is needed on next steps to implement the Research Programs.

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OMISSIONS.
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            At least five (5) working days prior to each JRC meeting, Predix will send a written report to CFFT detailing the progress made in the respective Research Programs during the preceding quarter. Within thirty (30) days after the date of each meeting, Predix shall prepare and deliver minutes of the meeting to the members of the JRC, setting forth, inter alia, all decisions of the JRC, and including as an attachment the report on the progress of work performed required by this Section 2.5.1.

            2.5.2 MILESTONE DECISION-MAKING. The JRC shall determine whether or not milestone events have been achieved. Each of Predix and CFFT shall have one vote on such matter, to be exercised by their respective Program Coordinators. In the event a deadlock occurs or whether or not a milestone event has been successfully completed, the Parties shall mutually select a Third Party who shall make such determination. The determination of such party shall be binding on the Parties.

            Each party shall retain the rights, powers, and discretion granted to it under this Agreement, and the JRC shall not be delegated or vested with any such rights, powers or discretion except as expressly provided in this Agreement. The JRC shall not have the power to amend or modify this Agreement, which may only be amended or modified as provided in Section 11.12.

      2.6   EXCHANGE OF INFORMATION.


            Predix will share information with the JRC when available and necessary to facilitate mutual understanding of the status of the Research Program and decision-making in connection therewith.

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OMISSIONS.
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                               ARTICLE III - PAYMENTS

      3.1   STAFFING AND RESEARCH SUPPORT PAYMENTS.

            CFFT will make the payments to Predix specified below during the Term in support of the Research Programs under this Agreement.

            3.1.1.RESEARCH PROGRAM I

               Item in     Estimated    FTE          Out-sourced  Total
               Exhibit 2.4 Time         Research     activities   Budgeted
                           (Months)*    Funding (#                Amount
                                        FTEs
                                        charged at
                                        $[*******
                                        **********]

a)  [******************]:   to be paid on the date of execution   $2,000,000

b)  Base Research Funding:

Modeling the   [**] and    [**] or less   $[*****](6)  $[*****];    $[********]
3D structure   [**]                                    $[*****]
of
[***********
*********
*******] and
**********
[*******
*********]
Structure      [**] and    [**] or less   $[*****](6)  $[*****      $[********]
based          [**]                                    *****]
analysis and
experimental
validation of
[*********
******] and
[********
********]
Modeling 3D    [**]        [**] or less   $[*****](6)  $[********   $[*********]
structure of                                           *********
the [********                                          ********]
*********
**********]
Structure      [**]        [**] or less   $*****](6)   $[********   $[********]
based                                                  ********]
analysis and
Experimental
validation of
[**********]

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OMISSIONS.
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c)  Milestones:

(1) 3D Model of [**************] (as defined in section 13.1 of Exhibit 2.4)                             $[********]
(2) 3D Model of [**************] (as defined in section 13.2 of Exhibit 2.4)                             $[********]
(3) Identification of a route for [**************] (as defined in section 13.3 of Exhibit 2.4)           $[********]**

Aggregate Budgeted Amount for Research Program I                                                         $10,500,000

Each milestone shall be due and payable thirty (30) days after it is achieved. All milestones under Research Program I that are not achieved prior to the Research Termination Date will nevertheless be paid by CFFT to Predix if achieved within 180 days after the Research Termination Date.

* Periods are estimates. The parties anticipate that particular aspects of the Research Programs may take longer than the periods indicated but that the Research Programs will likely be completed on or prior to the Research Termination Date.

** This payment shall be reduced to $[********] if this milestone is accomplished before the milestone in subparagraph (c)(2) above ("Milestone
     (c)(2)"); and, the remaining $[********] shall be added to the amount specified for Milestone (c)(2) and paid to Predix upon the accomplishment of Milestone (c)(2).

            3.1.2.RESEARCH PROGRAM II

      The total Budget for Research Program II shall be $2 million consisting of up to [******] FTEs per year and/or the expense of out-sourced activities, for the [******] period beginning on the Effective Date. FTEs budgeted amounts shall be billed by Predix to CFFT [******]; provided that, total FTE billing in [*************************] during which Research Program II will be conducted will not exceed [*****] FTEs billable at $[****] per FTE in each such [*************] period. If Predix does not identify a hit for the P2Y(2) receptor that has an [***************] in a [**************] (or an equivalent assay) (a "Hit"), within the [***************] period following the Effective Date of this Agreement, CFFT will terminate payments for FTE payments for Research Program II, after payment for the FTE's allocable to the initial [********] period until a Hit is identified; provided that, FTE payments for the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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additional [***********] period budgeted for Research Program II will resume when a Hit is identified if such identification occurs within [******************] of such termination.

      3.2   PAYMENTS.

            Budgeted payments due on account of internal FTEs shall be made by CFFT [******] within thirty (30) days of the receipt of invoices for such amounts. Budgeted payments on account of external costs shall be made by CFFT [******] in arrears within thirty (30) days following receipt of an invoice for such external costs accompanied by usual and customary documentation of such costs. Amounts budgeted for outsourced activities may be reallocated among different outsourced activities so long as the total costs to be reimbursed by CFFT do not exceed the total amount budgeted for outsourced activities. In addition to the amounts indicated above for outsourced activities, CFFT shall arrange for and direct pay a service provider for the site directed mutagenesis services described in Section 10.2.1 of Exhibit 2.4. All payments shall be made without deduction for withholding or other similar taxes, in United States dollars to the credit of such bank account as may be designated by Predix in writing to CFFT. Any payments which fall due on a date which is a legal holiday in the State of Maryland may be made on the next following day which is not a legal holiday in the State of Maryland. On or before each of March 1, 2006 and March 1, 2007 Predix will provide CFFT with an accounting of all internal FTE costs (consisting of the names and dates worked for those persons who are included within the reimbursed FTE costs) and outsourcing costs incurred under the Research Programs during the most recently concluded calendar year. Internal FTE costs will be calculated at an annual rate of $[******] per FTE. Costs incurred will be compared with funds provided by CFFT on account of that year, and any excess of funds paid to Predix over costs incurred will be refunded to CFFT within thirty (30) days or, as to amounts due on account of 2005 activities, applied as a credit against amounts due for 2006 activities.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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                                                                  EXECUTION COPY


      3.3   RECORDS.

            Predix shall keep accurate records and books of accounts containing all data reasonably required for the calculation and verification of the number of FTE's employed in the performance of the Research Programs, and outsourcing costs incurred by Predix in the Research Program during the term of this Agreement and for a period of thirty six (36) months thereafter. CFFT, through an independent accounting firm unaffiliated with either CFFT or Predix, shall have the right at its expense to audit Predix's relevant records to verify compliance with FTE and other research funding allocation requirements hereunder. At CFFT's request, Predix shall make those records available, no more than [********], during reasonable working hours, for review by a recognized independent accounting firm acceptable to both Parties, at CFFT's expense, for the sole purpose of verifying the accuracy of those records in the calculation of Research Program FTEs and outsourcing costs. Predix shall not, however, be required to retain or make available to CFFT or its accountants, any such records or books of account for either [*****] or [*****] beyond [***************] from the Research Termination Date. CFFT shall cause the accounting firm to retain all such information in confidence. Such accounting firm shall report to CFFT only the existence and amount of any variance between the amount paid and the amount that was actually due hereunder. In the event that the aggregate costs actually chargeable to the Research Programs during any calendar year are less than the amount previously advanced to Predix by CFFT and properly attributable to that calendar year (a "Negative Difference"), in addition to reimbursing CFFT for the Negative Difference [*************************** **************************], if the Negative
Difference is more than [*****] percent ([*****]%) of the amounts properly attributable to that calendar year, then Predix shall [***************** ****************************************************] in the review.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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                     ARTICLE IV - COMMERCIALIZATION; ROYALTIES

      4.1 DISCOVERY AND COMMERCIALIZATION OF A CFTR CORRECTOR-BASED PRODUCT; COMMERCIALIZATION OF P2(Y)2 PRODUCT.

            4.1.1 DISCOVERY AND COMMERCIALIZATION OF A CFTR CORRECTOR-BASED PRODUCT. Following the completion of the work set forth in the Research Plan relating to Research Program I (or prior to its completion if the Parties so desire), the Parties agree to negotiate in good faith, for a period of up to sixty (60) days, towards an agreement pursuant to which Predix will, building upon the Predix CF Technology, explore a structure-based route for the discovery and commercialization of a molecule that will act as a CFTR Corrector with the financial support of CFFT and subject to a royalty or similar obligation to CFFT. Other than participating in such good faith negotiations, however, neither party shall be obligated to enter into such an agreement. If the Parties do not enter into such an agreement during such sixty (60) day period, an Interruption shall be deemed to have occurred with respect to Research Program I with the attendant consequences provided for in Section 9.6.

            4.1.2 COMMERCIALIZATION OF P2Y(2) PRODUCT. Except in the event of an Interruption, Predix and/or its licensees and sublicensees shall have exclusive rights to market, sell and distribute any or all P2Y(2) Products throughout the Territory.

      4.2   DUE DILIGENCE.

            Predix shall use diligent and commercially reasonable efforts consistent with the requirements of the Development Program and sound and reasonable business practices and judgment to effect introduction of P2(Y)2 Products into major markets in North America and Europe as soon as reasonably practicable, devoting the same degree of attention and diligence to

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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those efforts that it devotes to similar activities for its other products of comparable market potential (such efforts are "Commercially Reasonable
Efforts").

      4.3   ROYALTIES.

            Within thirty (30) days following the [***************] of the first P2(Y)2 Product, Predix shall pay a [*****] royalty to CFFT of $[*****]. If aggregate Net Sales of such P2(Y)2 Product in the [***************] following the month the [*************] is granted ("Relevant [**]") exceed $250 million, Predix shall pay to CFFT an additional [*****] royalty of $[*****]; or, if such Net Sales exceed $[************], Predix shall pay to CFFT an additional [*****] royalty of $[*****] (in lieu of the $[**********] payment). The additional royalty shall be paid within 60 days following the close of the relevant [*************] period.

      4.4   SALES REPORTS.

            (A) Within sixty (60) days after the conclusion of the Relevant [**], Predix shall furnish or cause to be furnished to CFFT a written report or reports covering the Relevant [**] showing, for Net Sales, (i) the Net Sales for the first P2(Y)2 Product in each country in the world during the reporting period by Predix and each Affiliate, licensee and sublicensee; (ii) any royalty, payable in U.S. dollars ("Dollars"), which shall have accrued under Section 4.3 hereof in respect of such sales and the basis of calculating the royalty; and
(iii) the exchange rates used in converting into Dollars, from the currencies in which sales were made, any amounts which are included within Net Sales; and (iv) dispositions of P2(Y)2 Products other than pursuant to sale for cash. With respect to sales of P2(Y)2 Products invoiced in Dollars, the Net Sales amounts and the amounts due to CFFT hereunder shall be expressed in Dollars. With respect to sales of P2(Y)2 Products invoiced in a currency other than Dollars, the Net Sales and amounts due to

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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CFFT hereunder shall be expressed in the domestic currency of the party making the sale, together with the Dollar equivalent of the amount payable to CFFT, calculated by translating foreign currency sales into U.S. dollars at the exchange rates for the [********************* ******************] as reported in
The Wall Street Journal, Eastern US Edition. If any licensee or sublicensee makes any sales invoiced in a currency other than its domestic currency, the Net Sales shall be converted to its domestic currency in accordance with the licensee's or sublicensee's normal accounting principles. Predix shall keep accurate records in sufficient detail to enable the amounts due hereunder to be determined and to be verified by CFFT.

            (B) Amounts shown to have accrued by each sales report provided for under Section 4.4(a), above, shall be due and payable on the date that sales report is due.

            (C) All payments shall be made in Dollars.

            (D) Upon the written request of CFFT, at CFFT's expense and not more than [***] time in the [*************] period following the receipt by CFFT of the report required under Section 4.4(a), Predix shall permit an independent accountant of national prominence selected by CFFT, to have access during normal business hours to those records of Predix as may be reasonably necessary to verify the accuracy of the report furnished by Predix pursuant to this Section
4.4. The report prepared by such independent accountant, a copy of which shall be sent or otherwise provided to Predix by such independent accountant at the same time it is sent or otherwise provided to CFFT, shall contain the conclusions of such independent accountant regarding the existence and amount of any variance between the amount paid and the amount that was actually due hereunder. If such independent accountant's report shows any underpayment, Predix shall remit to CFFT within thirty (30) days after Predix's receipt of such report (i) the amount of such underpayment[******************************** *************************************************] and (ii) if such underpayment

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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exceeds [*****] percent ([*****]%) of the total amount owed, the [*****] and
[*****] and [**********]. Any overpayment shall be refunded by CFFT to Predix within thirty (30) days following CFFT's receipt of the auditor's report. CFFT agrees that all information subject to review under this Section 4.4 is confidential and that CFFT shall retain and cause its accountant to retain all such information in confidence.

            (E) In case of any delay in payment by Predix to CFFT not occasioned by Force Majeure, [**********************************************************
**********************************************].




                            ARTICLE V - CONFIDENTIALITY

      5.1   UNDERTAKING.

            During the term of this Agreement, each party shall keep confidential, and other than as provided herein, shall not use or disclose, directly or indirectly, any trade secrets, confidential or proprietary information, or any other knowledge, information, documents or materials, owned, developed or possessed by the other party, whether in tangible or intangible form, the confidentiality of which such other party takes reasonable measures to protect ("Confidential Information"). Neither CFFT nor Predix will use the other party's Confidential Information except as expressly permitted in this
Agreement:

                      (A) Each party shall take any and all lawful measures to
            prevent the unauthorized use and disclosure of the other party's Confidential Information, and to prevent unauthorized persons or entities from obtaining or using that Information.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

                                                                  EXECUTION COPY


                      (B) Each party will refrain from directly or indirectly
            taking any action which would constitute or facilitate the unauthorized use or disclosure of the other party's Confidential Information. Each party may disclose that Information to its officers, employees and agents, to authorized licensees and sublicensees, and to subcontractors in connection with the development or manufacture of P2(Y)2 Products, to the extent necessary to enable such parties to perform their obligations hereunder or under the applicable license, sublicense or subcontract, as the case may be; provided, that such officers, employees, agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such Confidential Information which by their terms shall be enforceable by injunctive relief at the instance of the disclosing party.

                      (C) Each party shall be liable for any unauthorized use
            and disclosure of the other party's Confidential Information by its officers, employees and agents and any such sublicensees and subcontractors.

      5.2   EXCEPTIONS.

            Notwithstanding the foregoing, the provisions of Section 5.1 hereof shall not apply to Confidential Information which the receiving party can conclusively establish:


                      (A) has entered the public domain without such party's
            breach of any obligation owed to the disclosing party;

                      (B) is permitted to be disclosed by the prior written
            consent of the disclosing party;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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                      (C) has become known to the receiving party from a source
            other than the disclosing party, other than by breach of an obligation of confidentiality owed to the disclosing party;

                      (D) is independently developed by the receiving party
            without breach of this Agreement; or

                      (E) is required to be disclosed by the receiving party to
            comply with applicable laws or regulations, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure.

            Either Predix or CFFT may at any time, by notice in writing to the other party, waive any or all of the confidentiality obligations to which the other party is subject hereunder, for any length or time or with respect to any specific information.

      5.3   PUBLICITY.

            The Parties will agree upon the timing and content of any initial press release or other public communications relating to this Agreement and the transactions contemplated herein.


                      (A) Except to the extent already disclosed in that initial press release or other public communication, no public announcement concerning the terms of this Agreement or concerning the transactions described herein shall be made, either directly or indirectly, by Predix or CFFT, except (i) as may be legally required by applicable laws, regulations, or judicial order, (ii) as may be required

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

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            by the rules of any stock exchange on which such party's securities are listed, or (iii) if limited to the fact that the Research Programs exist, that research is in progress, and its anticipated completion without first obtaining the approval of the other party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld.

                      (B) The party desiring to make any such public
            announcement shall provide the other party with a written copy of the proposed announcement in sufficient time prior to public release to allow such other party to comment upon such announcement, prior to public release.


                              ARTICLE VI- PUBLICATION

      Each of Predix and CFFT reserves the right to publish or publicly present the data generated during the performance of the Research Programs (the "Results"), subject to the following terms and conditions. The party proposing to publish or publicly present the Results (the "publishing party") will submit a draft of any proposed manuscript or speech to the other party (the "non-publishing party") for comments at least sixty (60) days prior to submission for publication or oral presentation. The non-publishing party shall notify the publishing party in writing within thirty (30) days of receipt of such draft whether such draft contains (i) information of the non-publishing party which it considers to be confidential under the provisions of Article V hereof, (ii) information that if published would have an adverse effect on a patent application which the non-publishing party intends to file, or (iii) information which the non-publishing party reasonably believes would be likely to have a material adverse impact on the development

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

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or commercialization of a P2(Y)2 Product or a CFTR Corrector-based product. In any such notification, the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. In the case of item (ii) above, the non-publishing party may request a delay and the publishing party shall delay such publication, for a period not exceeding an additional ninety (90) days, to permit the timely preparation and filing of a patent application or an application for a certificate of invention on the information involved. In the case of item (i) above, no party may publish Confidential Information of the other party without its consent in violation of Article V of this Agreement. In the case of item (iii) above, if the publishing party shall disagree with the non-publishing party's assessment of the impact of the publication, then the issue shall be referred to the Chief Executive Officer of CFFT and the Chief Executive Officer of Predix who shall attempt in good faith to reach a fair and equitable resolution of this disagreement. If the disagreement is not resolved in this manner within two (2) weeks of referral to the respective Chief Executive Officers, then the decision of the publishing party as to publication of any information generated by it, subject always to the confidentiality provisions of Article V hereof, shall be final, provided that such decision shall be exercised with reasonable regard for the interests of the non-publishing party. The Parties agree that authorship of any publication will be determined based on the customary standards then being applied in the relevant scientific journal. The Parties will use their reasonable best efforts to gain the right to review proposed publications relating to the subject matter of the Research Programs by consultants or contractors.

      Notwithstanding the foregoing and subject to the last sentence of this paragraph, Predix intends to advance the body of general scientific knowledge of CF and its potential therapies, and to contribute to the identification of chemical tools as optimal scientific benchmarks, all in a manner consistent with its general scientific and commercial objectives in entering into the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

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collaboration with CFFT to which this Agreement relates. In furtherance of that objective, Predix will publish the 3D structure of the CFTR to be developed by Predix by the first (1st) anniversary after the achievement of the second milestone set forth in Section 3.1.1, or the termination of this Agreement, whichever occurs first. CFFT's funding of the research will be acknowledged by the publication; and by the third (3rd) anniversary after the achievement of such second milestone, Predix shall cause the 3D structure of the CFTR developed by Predix to become part of the public domain. In addition, Predix shall grant to up to [******] requesting qualified, not-for-profit research institutions, reasonably acceptable to Predix, a nonexclusive license to use the 3D structure of the CFTR solely for research purposes. Such non-exclusive licenses shall include restrictions on the disclosure of Predix' confidential information, including without limitation, the structure of the CFTR (if not previously published by Predix); provided that the licensee shall be permitted to publish the data, including mutagenesis data, it may generate in the exercise of the license. Notwithstanding the foregoing publication and licensing obligations in this paragraph, if at any time such obligations are scheduled to occur, CFFT has a license pursuant to Section 9.6, CFFT (and not Predix) shall determine the timing and scope of such publication and the recipients of such sublicenses with respect to the rights covered by the license granted to CFFT.


                           ARTICLE VII - INDEMNIFICATION

      7.1   INDEMNIFICATION BY PREDIX.

            Predix will indemnify and hold CFFT and its Affiliates, and their employees, officers and directors harmless against any loss, damage, action, suit, claim, demand, liability, expense, bodily injury, death or property damage (a "Loss"), that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

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SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
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                      (A) the conduct of the Research Programs by Predix or its
            Affiliates or their representatives, agents, authorized licensees, sublicensees or subcontractors under this Agreement, or any actual or alleged violation of law resulting therefrom; or

                      (B) the breach by Predix of any of its covenants, representations or warranties set forth in this Agreement; and

                      (C) provided however, that the foregoing indemnification
            shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of CFFT or its Affiliates or a breach of this Agreement by CFFT or its Affiliates.

      7.2   CLAIMS PROCEDURES.

            In order to be indemnified by Predix, pursuant to Section 7.1, CFFT shall give notice to Predix promptly after CFFT has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit Predix to assume the defense of any such claim or any litigation resulting therefrom; provided:

                      (A) that counsel for Predix, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by CFFT (the approval of which shall not unreasonably be withheld) and CFFT may participate in such defense at its expense, unless (i) the employment of counsel by CFFT has been authorized by Predix; or (ii) there is a conflict of interest that would prevent Predix and CFFT from being represented by a single law firm in the defense of such action, in each of which instance Predix shall pay the reasonable fees and

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

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            expenses of one law firm serving as counsel for CFFT, which law firm shall be subject to approval, not to be unreasonably withheld, by Predix; and

                      (B) the failure of CFFT or its Affiliates to give notice
            as provided herein shall relieve Predix of its obligations under this Agreement to the extent that the failure to give notice prejudices a defense that otherwise may have been available or increases the amount of the Loss or otherwise results in harm to Predix.

                      (C) Predix shall not, in the defense of any such claim or
            litigation, except with the approval of CFFT which approval shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against CFFT and its Affiliates; or (ii) does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to CFFT and its Affiliates of a release from all liability in respect to such claim or litigation.

                      (D) CFFT and its Affiliates shall cooperate in the defense of such claim as reasonably requested by Predix, including without limitation, by furnishing such information regarding itself or the claim in question as Predix may reasonably request in writing.


                        ARTICLE VIII - PATENTABLE INVENTIONS

      8.1   OWNERSHIP.

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OMISSIONS.
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            All inventions made and all data and know-how generated exclusively by either party or its Affiliates (directly or through others acting on its behalf) prior to and during the term of this Agreement relating to the Research Program shall be owned by the party making the invention or generating the data or know-how claimed, or if such invention is made jointly (a "Joint Invention"), shall be owned jointly, all as determined in accordance with United States laws of inventorship; provided that, CFFT hereby grants to Predix an exclusive (even as to CFFT) worldwide license to its rights in any Joint Invention and any invention made by a CFFT employee resulting from the Research Program for the purposes specified in this Agreement.

      8.2   PREPARATION.

            Predix shall take responsibility for the preparation, filing, prosecution and maintenance of all Predix Patents, and any patents and patent applications claiming Joint Inventions, and CFFT shall take responsibility for the preparation, filing, prosecution and maintenance of all CFFT Patents. Predix shall provide the JRC with periodic reports listing, by name, Patents filed by Predix in the United States and other jurisdictions, along with a general summary of the claims made and the jurisdictions of filing.

      8.3   COSTS.

            Predix shall be responsible for all costs incurred in the preparation, prosecution and maintenance of Predix Patents and Joint Patents.


                         ARTICLE IX - TERM AND TERMINATION

      9.1   TERM.

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OMISSIONS.
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            This Agreement will expire upon the Research Termination Date as defined herein, unless earlier terminated by either party hereto in accordance with this Agreement, or unless extended by mutual agreement of the Parties.

      9.2   TERMINATION OF THE RESEARCH PROGRAMS WITHOUT CAUSE.

            CFFT may terminate either or both of the Research Programs without cause upon one hundred and twenty (120) day's notice.

      9.3   TERMINATION OF THE RESEARCH PROGRAM BY CFFT FOR CAUSE.

            Without limitation of its ability to seek damages for breach of this Agreement, CFFT may at its sole discretion unilaterally terminate the Research Program and this Agreement upon the occurrence of any of the following events:

                      (A) Predix shall materially breach any of its material
            obligations under this Agreement, and such material breach shall not have been remedied or material steps initiated to remedy the same to CFFT's reasonable satisfaction, within thirty (30) days after CFFT sends written notice of breach to Predix; or

                      (B) Predix shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by events of Force Majeure.

            In the event of any valid termination under this Section 9.3, CFFT shall not be required to make any payments which have not accrued prior to receipt by Predix of the notice of breach referenced under Section 9.3(a) or receipt by Predix of the notice of termination pursuant to this Section 9.3(b), as the case may be.


      9.4   TERMINATION OF THE RESEARCH PROGRAM BY PREDIX FOR CAUSE.


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            Without limitation of its ability to seek damages for breach of this
Agreement, Predix may at its sole discretion terminate this Agreement upon written notice to CFFT upon the occurrence of the following event:

            CFFT shall materially breach any of its material obligations under this Agreement and such material breach shall not have been remedied or material steps initiated to remedy the same to Predix's reasonable satisfaction, within thirty (30) days after Predix sends written notice of breach to CFFT.

      9.5   GENERAL EFFECT OF TERMINATION.


                      (A) The termination of this Agreement for any reason, or
            expiration of this Agreement, will not affect obligations which have accrued as of the date of termination or expiration, and obligations and rights under the following Sections, each of which shall survive any expiration or termination: Sections 2.5.2, 3.1.1 (solely for payment for milestones completed within [*****************] of such expiration), 3.3, 9.5 and 9.6 and Articles IV, V, VI, VII, VIII, X and XI.

                      (B) Subject to Section 4.1 hereof, and subject to the
            license that may be granted under Section 9.6(a), upon termination or expiration of this Agreement, Predix will retain ownership or exclusive rights to the Predix CF Technology and the inventions licensed to it by CFFT pursuant to Section 8.1 of this Agreement (including intellectual property rights).

      9.6   CONSEQUENCES OF AN INTERRUPTION.


            Upon the effective date of any Interruption with respect to Research Program I and/or Research Program II, the following license in favor of CFFT shall become effective:


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                      (A) CFFT shall have an irrevocable, with respect to the
            Research Program to which an Interruption has occurred, exclusive (even as to Predix) worldwide license, with the right to sublicense, under the Predix CF Technology and Joint Inventions to develop, manufacture, have manufactured, use, sell, offer to sell and import CFTR Corrector-based products or P2Y(2) Products, as applicable, in the Field.

                      (B) In lieu of any research funding obligation owed by
            CFFT to Predix pursuant to this Agreement, except obligations that accrued prior to the date of termination and obligations that survive termination of this Agreement, CFFT shall pay Predix a [*****] percent ([*****]%) royalty on the annual Net Sales of any CFTR Corrector-based products discovered or developed using the Predix CF Technology or P2Y(2) Products, as applicable, thereafter sold by CFFT or any Affiliate, licensee or sublicensee of CFFT, to which the foregoing licenses relate.

                      (C) In connection with either or both of the foregoing
            licenses, Predix shall deliver to CFFT, expeditiously upon the occurrence of an Interruption, all materials and data generated in the performance of Research Program I or Research Program II as applicable and the Predix CF Technology, including without limitation, the 3D coordinates of the CFTR, that are relevant to Research Program I or Research Program II, as applicable.

                     ARTICLE X - REPRESENTATIONS AND WARRANTIES

      10.1  REPRESENTATIONS AND WARRANTIES OF PREDIX.


                                      -30-

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            Predix represents and warrants to CFFT that this Agreement has been duly executed and delivered by Predix and constitutes the valid and binding obligation of Predix, enforceable against Predix in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, bankruptcy, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Predix, its officers and directors.

      10.2  REPRESENTATIONS AND WARRANTIES OF CFFT.

            CFFT represents and warrants to Predix that this Agreement has been duly executed and delivered by CFFT and constitutes the valid and binding obligation of CFFT, enforceable against CFFT in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, bankruptcy, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of CFFT, its officers and directors.


                       ARTICLE XI - MISCELLANEOUS PROVISIONS

      11.1  GOVERNING LAW, AND JURISDICTION.

            This Agreement shall be governed and construed in accordance with the internal laws of the State of Maryland.


      11.2  WAIVER.


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            No provision of this Agreement may be waived except in writing by both Parties hereto. No failure or delay by either party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of any right or remedy on any subsequent occasion.

      11.3  FORCE MAJEURE.

            Neither party will be in breach hereof by reason of its delay in the performance of or failure to perform any of its obligations hereunder, if that delay or failure is caused by strikes, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, compliance with governmental priorities for materials, or any fault beyond its reasonable control or without its fault or negligence.


      11.4  SEVERABILITY.

            Should one or more provisions of this Agreement be or become invalid, then the Parties hereto shall attempt to agree upon valid provisions in substitution for the invalid provisions, which in their economic effect come so close to the invalid provisions that it can be reasonably assumed that the Parties would have accepted this Agreement with those new provisions. If the Parties are unable to agree on such valid provisions, the invalidity of such one or more provisions of this Agreement shall nevertheless not affect the validity of the Agreement as a whole, unless the invalid provisions are of such essential importance for this Agreement that it may be reasonably presumed that the Parties would not have entered into this Agreement without the invalid provisions.

      11.5  GOVERNMENT ACTS.

            In the event that any act, regulation, directive, or law of a country or its government, including its departments, agencies or courts, should make impossible or prohibit,

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
                                                                  EXECUTION COPY


restrain, modify or limit any material act or obligation of CFFT or Predix under this Agreement, the party, if any, not so affected, shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the Parties to make such modifications therein as may be necessary to fairly address the impact thereof, are not successful after a reasonable period of time in producing mutually acceptable modifications to this Agreement.

      11.6  ASSIGNMENT.

            This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement, without the consent of the other party, (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates' obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business to which this Agreement relates or in the event of its merger or consolidation with another company. Any purported assignment in contravention of this Section
11.6 shall, at the option of the non-assigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any accrued obligation of such party hereunder. This Agreement shall be binding upon and enforceable against the successor to or any permitted assignees from either of the Parties hereto.

      11.7  COUNTERPARTS.

            This Agreement may be executed in duplicate, each of which shall be deemed to be original and both of which shall constitute one and the same Agreement.

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      11.8  NO AGENCY.

            Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between CFFT and Predix. Notwithstanding any of the provisions of this Agreement, neither party to this Agreement shall at any time enter into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities in connection with or relating to the obligations of each party under this Agreement shall be made, paid, and undertaken exclusively by such party on its own behalf and not as an agent or representative of the other.


      11.9  NOTICE.

            All communications between the Parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to such other addresses as may be designated by one party to the other by notice pursuant hereto, by prepaid, certified air mail (which shall be deemed received by the other party on the seventh business day following deposit in the mails), or by facsimile transmission, or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by first class letter, postage pre-paid, given by the close of business on or before the next following business day:

            if to CFFT, at:
               Cystic Fibrosis Foundation Therapeutics Incorporated 6931 Arlington Road
               Bethesda, Maryland  20814
               Attention:  Dr. Robert J. Beall, President

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
                                                                  EXECUTION COPY


            with a copy to: Kenneth I. Schaner, Esq.
               Swidler Berlin LLP
               3000 K Street, N.W., Suite 300
               Washington, D.C. 20007

            if to Predix, at:

               Predix Pharmaceuticals Holdings , Inc.
               10K Gill Street
               Woburn, MA  01810
               Attention:  President

                 with a copy to: Christopher J. Denn, Esq.
                 Mintz, Levin, Cohn, Ferris, Glovsky and Popeo PC
                 One Financial Center
                 Boston, MA 02111


      11.10 HEADINGS.

            The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.

      11.11 AUTHORITY.

            The undersigned represent that they are authorized to sign this Agreement on behalf of the Parties hereto. The Parties each represent that no provision of this Agreement will

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                                                                  EXECUTION COPY


violate any other agreement that such party may have with any other person or company. Each party has relied on that representation in entering into this Agreement.


      11.12 ENTIRE AGREEMENT.

            This Agreement contains the entire understanding of the Parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective Parties.

      11.13 NOTICE OF PHARMACEUTICAL SIDE-EFFECTS.

            During the term of this Agreement, the Parties shall keep each other promptly and fully informed and will promptly notify appropriate authorities in accordance with applicable law, after receipt of information with respect to any serious adverse event (as defined by the ICH Harmonized Tripartite Guideline on Clinical Safety Data Management), directly or indirectly attributable to the use or application of any P2(Y)2 Product, and any other product for which royalties are payable under this Agreement.

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
                                                                  EXECUTION COPY


Agreed and acknowledged as of the Effective Date.


                          PREDIX PHARMACEUTICALS HOLDINGS, INC.

                          By: /s/ MICHAEL G. KAUFFMAN, MD
                              -------------------------------
                            Title: President and CEO
                                   --------------------------


                          CYSTIC FIBROSIS FOUNDATION THERAPEUTICS INCORPORATED

                          By: /s/ ROBERT J. BEALL
                              -------------------------------
                            Title: President and CEO
                                   --------------------------

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                                  CONFIDENTIAL

                                   EXHIBIT 2.4





                             CFTR PROGRAM WORK PLAN





  MODELING THE 3D STRUCTURE OF CFTR AND EXPLORING A ROUTE FOR THE DISCOVERY OF
                       A CYSTIC FIBROSIS "CORRECTOR" DRUG



  1. The objective of this study is to identify potential sites for therapeutic intervention on the 3D model of the Cystic Fibrosis Transmembrane Conductance Regulator protein (CFTR).



  2. To achieve this objective Predix will use its 3D Drug Discovery technology to model the 3D structure of CFTR and to suggest a structure-based route for future discovery of a CFTR "corrector" drug.



  3. The overall work plan consists of the following steps:

   1.1[*****]

      a. Modeling the 3D structure of the [*****].

      b. Structure-based analysis and experimental validation of the [*****].

      c. Attempt to identify a site for therapeutic intervention in the [*****].

   2.1[*****]

      a. Modeling the 3D structure of the [*****].

      b. Structure-based analysis and experimental validation of the [*****].

      c. Attempt to identify a site for therapeutic intervention in the [*****].

   3.1 The [*****]

      a. Modeling the 3D structure of the [*****].

      b. Structure-based analysis and experimental validation of the [*****].

      c. Attempt to identify a site for therapeutic intervention in the [*****].



  4. Modeling the 3D structure of [*****]

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            1.1   Predix will use its PREDICT(TM) technology and its
      modeling expertise to generate a 3D model of the [*****].

            2.1   It is understood that the [*****]:

      4.2.1 Modeling the [*****].

            4.2.2 Modeling the  [*****].

            4.2.3 Modeling the [*****].

            4.2.4 Packing the  [*****].

            4.2.5 The resulting 3D model of the [*****].

   3.1Modeling will be guided by [*****], including (but not limited to):

            4.3.1 The [*****].

            4.3.2 [*****]

            4.3.3 [*****].



  5. The [*****] will be subject to structure-based analysis and experimental validation.

   1.1 The 3D model of the [*****].

   2.1 This process will involve the following steps:

            5.2.1 Structural analysis of the [*****].

            5.2.2 [*****].

            5.2.3 [*****].

            5.2.4 Analysis of the [*****].

            5.2.5 Repeating steps [*****].

      3.1 The validated structure will be re-examined in an attempt to identify a site or a route for therapeutic intervention in the form of a CFTR "corrector" drug.



  6. Modeling the 3D structure of [*****]

   1.1 Predix will use its modeling expertise to generate a 3D model of the [*****].

   2.1 Modeling the [*****]:

      6.2.1 [*****].

      6.2.2 Modeling the [*****].

      6.2.3 [*****]



  7. The [*****].

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  8. Modeling the 3D structure of the [*****]

   1.1 Following the generation of a 3D model for the [*****]:

            8.1.1 Combining the [*****].

            8.1.2 Modeling [*****]

            8.1.3 Packing of [*****].

            8.1.4 [*****].

   2.1 The resulting 3D model will be [*****].

   3.1 Modeling will be guided by the [*****].

   4.1 Additional experiments that can assist in the modeling process, such as [*****].



  9. Structure-based analysis and experimental validation of the [*****]

      The 3D model of the [*****].


  10. Experiments for structural data and model validation

   1.1 At various points throughout the modeling process [*****].

   2.1 Such studies may include the following:

      10.2.1      [*****].

      10.2.2      [*****].

      10.2.3      [*****].

   3.1CFFT will [*****].



  11. Screening and optimization of CFTR "corrector" compounds

   1.1 As soon as a [*****].

   2.1 Hence, screening for a [*****].

   3.1 This screening effort is [*****].



  12. The timeline for this project is as follows:

  -   Modeling the [*****]

  -   Initiation of [*****].

  -   Analysis and validation of the [*****]

  -   Modeling the [*****]

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  -   Analysis and validation of the [*****]

  -   Some activities [*****]. Total Expected timeline is 36 months.



  13. Milestones

   1.1 -  1st milestone - 3D model of the [*****].

   2.1 -  2nd milestone - 3D model of the [*****].

   3.1 -  3rd milestone - [*****].



  14.Predix and the CFFT will maintain interaction throughout the duration of the project. A Joint Research Committee (JRC) will meet at least on a quarterly basis to follow the progress of the project. The JRC will also establish a Joint Subcommittee for Validation Assays. This subcommittee will meet on an ad hoc basis and its task will be to identify the most suitable assays to support the various modeling tasks, as well as the research labs that can perform them.



  15. The Cystic Fibrosis Foundation will [*****]:

   1.1  [*****].

   2.1  [*****].

   3.1  [*****].

   4.1  [*****].



In addition, CFFT will introduce Predix to expert labs and key scientists, and in general will use its internal expertise and network of alliances to assist the program.

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
                               FIRST AMENDMENT TO
          RESEARCH, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT BETWEEN
      PREDIX PHARMACEUTICALS HOLDINGS, INC. AND CYSTIC FIBROSIS FOUNDATION
                            THERAPEUTICS INCORPORATED

      This First Amendment (this "Amendment") to Research, Development and Commercialization Agreement Between Predix Pharmaceuticals Holdings, Inc. and Cystic Fibrosis Foundation Therapeutics Incorporated is made as of this 18th day of May, 2006 (the "Effective Date"), by and between Predix Pharmaceuticals Holdings, Inc., a Delaware corporation with its principal place of business located at 4 Maguire Road, Lexington, MA 02421 ("Predix") and Cystic Fibrosis Foundation Therapeutics Incorporated, a Delaware corporation with its principal place of business located at 6931 Arlington Road, Bethesda, MD 20814 ("CFFT"). Reference is made hereby to that certain Research, Development and Commercialization Agreement entered into by and between Predix and CFFT and dated March 7, 2005 (the "Agreement"). Capitalized terms used but not defined herein shall have the definition provided in the Agreement.

      WHEREAS, the Parties entered into the Agreement to research, develop and commercialize products to treat cystic fibrosis; and

      WHEREAS, the Parties now desire to amend the Agreement to better align the incentives provided to Predix under the Agreement with the goals desired by CFFT.

      NOW, THEREFORE, in consideration of the foregoing and other consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows.

      1. Amendment of Agreement. The Agreement is hereby amended by deleting the term [********] as it appears in section (c)(1) in the table in Section 3.1.1 and replacing it with the following term: [********].

      2. Confirmation of Terms. The Agreement shall otherwise remain unamended hereby and shall continue in full force and effect in accordance with its terms.

      Agreed and acknowledged as of the Effective Date.

Predix Pharmaceuticals Holdings, Inc.     Cystic Fibrosis Foundation
                                          Therapeutics Incorporated


By: /s/ Chen Schor                        By: /s/ Robert J. Beall
    ---------------------------------         ----------------------------------

Title: Chief Business Officer             Title: President and CEO

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OMISSIONS.

                               Second Amendment to
          Research Development and Commercialization Agreement Between
      Predix Pharmaceuticals Holdings, Inc. ("Predix") and Cystic Fibrosis
                  Foundation Therapeutics Incorporated ("CFFT")


      This Second Amendment (this "Second Amendment") to the Agreement of March 7, 2005 (as amended, the "Agreement") is made as of this second day of August 2006 (the "Effective Date"), by and between Predix and CFFT. Capitalized terms used but not defined herein shall have the definition provided in the Agreement.

      WHEREAS, the Parties entered into the Agreement to research, develop and commercialize products to treat cystic fibrosis; and

      WHEREAS, the Parties now desire to amend the Agreement and add additional research by Predix for Research Program I and certain additional funding by CFFT.

      NOW, THEREFORE, in consideration of the foregoing, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

      1. Confirmation of Terms. Except as provided in this Second Amendment, the Agreement (as amended by the First Amendment) shall remain in full force and effect.



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                                        1

      2. Definitions.

            a) Existing Definitions -- The following existing terms shall be amended as follows:

                  (i) For avoidance of doubt, the term "Hit" as utilized in the Agreement shall remain unamended by this Second Amendment; and

                  (ii) The term "Budget" shall mean the budget attached to this Second Amendment as Exhibit A.

            b) New Definitions. The following new definitions shall be added:

                  (i) "Additional Milestone" shall have the meaning ascribed to it in Section 7 of this Second Amendment.

                  (ii) "Deferred Potentiator Negotiation Date" shall have the meaning ascribed to it in Section 5 of this Second Amendment.

                  (iii) "Hit Corrector Compound" shall mean a compound that has an [********] in a Corrector biological assay, as specified in the Screening Research Plan for Research Program I.

                  (iv) "Hit Potentiator Compound" shall mean a compound that has an [********] in a Potentiator biological assay, as specified in the Screening Research Plan for Research Program I.

                  (v) "Joint Steering Committee" or "JSC" shall have the meaning ascribed to it in Section 6 of this Second Amendment.



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                                        2

                  (vi) "Potentiator" shall mean a Compound which modulates the biological effect of CFTR by enhancing the gating activity of [DELTA]F508 CFTR present in the apical cell membrane, as specified in the Screening Research Plan for Research Program I.

                  (vii) "Screening Sub-Project" shall mean a full in silico screening project focusing on one of the potential binding sites, as specified in the Screening Research Plan for Research Program I.

                  (viii) "Virtual Hits" shall mean a set of compounds identified by Predix through in silico screening methodologies which have a high likelihood of binding to the protein at a specific binding site and exerting the desirable functional response, as specified in the Screening Research Plan for Research Program I, attached to this Second Amendment as Exhibit B.

      3. Acknowledgements.

            a) Research Termination Date. The parties acknowledge and agree that the Research Termination Date for Research Program I is hereby extended until the third anniversary of the Effective Date of this Second Amendment.

            b) Screening Research Plan. The parties acknowledge and agree that the Screening Research Plan for Research Program I shall be the screening research plan attached hereto as Exhibit B and, except as specifically set forth herein, that such plan shall be part of the Research Plan for all purposes under the Agreement and the work described therein shall be part of the Research Program for all purposes under the Agreement.



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                                        3

      4. Additional CFFT Funding.

            a) FTE Funding. In addition to the FTE funding specified in the Agreement, CFFT will provide funding for [********] additional internal FTE, at [********] per FTE, for each of the remaining three (3) years of Research Program I.

            b) Other Additional Funding. In addition to the current funding under the Agreement, CFFT will provide additional funding at the request of Predix (and accompanied by customary documentation), to reimburse Predix for, or to fund, amounts incurred in connection with the following activities:

                  (i) Up to an aggregate of [********] to acquire compounds predicted to bind to the CFTR protein, not to exceed [********] for each Screening Sub-Project; provided that in case Predix terminates its CFTR program, any unused compounds remaining shall be promptly transferred to CFFT (or a third party) in accordance with CFFT's instructions;

                  (ii) Up to [********] for purchasing Virtual Hit compounds and compounds to assist in determining or confirming structure-activity relationships; and

                  (iii) All costs for biological assays will be paid directly, or as pass through costs, by the CFFT.

      5. Good Faith Negotiation. The Parties acknowledge (i) that the goals of Research Program I have been expanded by this Second Amendment and, accordingly, that the good faith negotiations contemplated by Section 4.1.1 will commence only after Predix notifies CFFT that it has identified a Hit Corrector Compound, and (ii) that although the principal objective of Research Program I is the identification of a Hit Corrector Compound, the assays to be conducted pursuant to the Agreement could yield a Hit Potentiator Compound; and, in such event: (A) Predix shall continue to focus on the discovery of a Hit Corrector Compound during



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                                        4
the remainder of the Research Program; and (B) Section 4.1.1 of the Agreement and the corresponding good faith negotiations, and the Interruption resulting from the failure to reach agreement after such negotiations, shall also be applicable to any such Hit Potentiator Compound; provided that, in lieu of pursuing negotiations immediately following the identification of a Hit Potentiator Compound, CFFT may elect in writing to defer such negotiations with respect to a Hit Potentiator Compound to a subsequent date designated by CFFT (the "Deferred Potentiator Negotiation Date").

      6. JRC and Joint Steering Committee. Existing Section 2.6 of the Agreement is redesignated as Section 2.7, Section 2.5 of the Agreement is amended and a new Section 2.6 is inserted as follows:

      "2.5 JOINT RESEARCH COMMITTEE.

            2.5.1 Composition and Purposes. Predix and CFFT shall establish a Joint Research Committee ("JRC") consisting of at least six (6) representatives (as may be increased or decreased by the JRC), half of whom shall be designated from time to time by each party. Each party shall choose a Program Coordinator who may be changed from time to time by designation of each party. The Program Coordinator for Predix shall be Oren Becker, Ph.D. The Program Coordinator for CFFT shall be Diana Wetmore. If the JRC chooses to designate a Committee chair, the chair will be Predix's Program Coordinator. The JRC shall meet formally no less frequently than once in each three (3) month during the Research Program, and at such time and location, as may be established by the JRC. However, the JRC will make its schedule



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                                        5
flexible in order to foster the successful completion of the Research Programs. The JRC shall meet for the following purposes:

                  (i) to review and discuss the Research Plan and evaluate and make recommendations to the JSC with respect to any proposed revisions;

                  (ii) to make recommendations to the JSC on whether milestones have been achieved;

                  (iii) to provide guidance to the research team if such guidance is needed on next steps to implement the Research Programs; and

                  (iv) to recommend the initiation of Screening-Sub Projects.

      At least five (5) working days prior to each JRC meeting, Predix will send a written report to CFFT detailing the progress made in the respective Research Programs during the preceding quarter. Within thirty (30) days after the date of each meeting, Predix shall prepare and deliver minutes of the meeting to the members of the JRC, setting forth, inter alia, all recommendations of the JRC, and including as an attachment the report on the progress of work performed required by this Section 2.5.1.

      2.6. JOINT STEERING COMMITTEE.

            Predix and CFFT shall establish a Joint Steering Committee ("JSC") which shall consist of an equal number of senior management personnel from each party with the requisite experience and seniority to enable them to make decisions on behalf of the Parties with respect to the initiation, planning and performance of the activities of the Research Program, as may be agreed by the Parties from time to time. The JSC shall initially have a total of four (4) members.



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                                        6

If the JSC chooses to designate a Committee Chair, the Chair will be appointed from among the members of the JSC designated by Predix. The JSC shall terminate its activities upon the occurrence of the last Research Termination Date. The JSC shall meet, in person or by conference telephone, annually, or with such other frequency and at such time and location or by such means, as may be established by the Committee, for the following purposes:

                  (i) To provide general oversight of the Research Program;

                  (ii) To periodically review the overall goals and strategy of the Research Program;

                  (iii) To approve achievement of milestones and record such approval in JSC minutes; and

                  (iv) To discuss and attempt to resolve any disagreements submitted with respect to recommendations made by the JRC, including recommendations on the completion of milestones events. In the event a deadlock of the JSC occurs on whether or not a milestone event has been successfully completed, the Parties shall mutually select a Third Party who shall make such determination. The determination of the Third Party shall be binding on the Parties."

      7. Milestones.

            (a) Completion of Milestone (c)(2). The Parties hereby agree that the Milestone specified in Section 3.1.1(c)(3) of the Agreement has been completed prior to Milestone (c)(2) and that CFFT shall promptly make the corresponding [********] milestone



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                                        7
payment to Predix as provided for in the Agreement, with the remaining [********] to be paid upon the completion of Milestone (c)(2) in accordance with the Agreement.

            (b) Additional Milestone. CFFT shall pay to Predix an additional [********] milestone (the "Additional Milestone") upon the identification of the [********]; provided that, if the Additional Milestone has not been paid by the date on which negotiations are required to be commenced with respect to a [********] under [********] of this Agreement (as amended by this Second Amendment), or if later by the [********], CFFT shall pay to Predix [********] of the Additional Milestone, with the remaining amount to be paid upon identification of a [********]. If CFFT does not elect a [********] that occurs on or before the Research Termination Date, no Additional Milestone will be paid for the [********] and the [********] shall remain the property of Predix notwithstanding an Interruption with respect to the [********]. If there is a [********] at the time negotiations are required to take place under Section
4.1.1 of this Agreement (as amended by this Second Amendment) with respect to a [********], the disposition of the [********] also shall be included in such negotiations and, if no such agreement is reached with respect to such [********], then [********] shall apply thereto as if such [********] were a CFTR Corrector-based product.

      Agreed and acknowledged as of the Effective Date.

Predix Pharmaceuticals Holdings, Inc.     Cystic Fibrosis Foundation
                                          Therapeutics Incorporated

By: Michael G. Kauffman M.D., Ph.D.       By: /s/ Robert J. Beall
    ---------------------------------         ----------------------------------

Title: President and CEO                  Title: President and CEO

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                                       8

                                    EXHIBIT A

                                 Revised Budget

PREDIX RESEARCH PROGRAM I REVISED
BUDGET 2006 - 2009

-----------------------------------------------------------------------------------------------------------
                                                 BUDGETED
                                         PMT.    AMOUNT         PROJECTED
SHORT DESCRIPTION          FEE TYPE      #       (MAX)          DATE/QTR1        FY              STATUS
-----------------------------------------------------------------------------------------------------------
[********]                 [********]       1    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]       2    [********]     [********]       [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]       3    [********]     [********]       [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]       4    [********]     [********]       [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]       5    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]       6    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]       7    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]       8    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]       9    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      10    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      11    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      12    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      13    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      14    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      15    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      16    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      17    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      18    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      19    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      20    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      21    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      22    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      23    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      24    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      25    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------

-------------
1 The parties acknowledge that expenditure dates are flexible depending on the scientific progress of the research program.


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                                       9

[********]                 [********]      26    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      27    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      28    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      29    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      30    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      31    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      32    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      33    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      34    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
[********]                 [********]      35    [********]     [********]       [********]    [********]
-----------------------------------------------------------------------------------------------------------
TOTAL BUDGET PROJECT I                         $14,045,000
----------------------------------------------------------
Predix Research
Program II  Budget
2006 - 2007 Unchanged                           $2,000,000
----------------------------------------------------------
TOTAL CONTRACT -
REVISED                                        $16,045,000
==========================================================


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                                       10

                                    EXHIBIT B

                 Screening Research Plan for Research Program I

                    CFTR PROGRAM WORK PLAN - SCREENING PHASE

           IDENTIFYING "CORRECTOR" OR " POTENTIATOR" HIT COMPOUNDS FOR
                        THE TREATMENT OF CYSTIC FIBROSIS


Objective

1. The objective of this study is to identify Hit Compounds that bind to the Cystic Fibrosis Transmembrane Conductance Regulator protein (CFTR) and exert "Corrector" activity. Potential outcome of the screening may be a "Corrector", a "Potentiator" or a Hit Compound that exert both "Corrector" and "Potentiator" activity.

Background

2. Since March 2005 Predix and CFFT have been collaborating on a project for modeling the 3D structure of CFTR with an aim to identify potential sites on CFTR for therapeutic intervention as "Correctors" or "Potentiators".

3. Now that the CFTR modeling project has reached its mid-point the JRC believes that such potential sites have been identified. CFFT wants Predix to use its 3D model of CFTR for in silico screening in search of Hit Compounds that can act as CFTR Correctors or Potentiators.

4. The JRC recognizes that there are multiple potential binding sites on CFTR. Since each of these potential sites has different characteristics Predix will be required to carry out a separate in silico "Screening Sub-Project" for each site.

5. The JRC also recognizes that additional potential binding sites are likely to be identified as the CFTR modeling project progresses towards completion.

6. It is understood by the JRC that the separate in silico Screening Sub-Projects are completely independent of each other, and success/failure in one of these sub-projects has no bearing on the success potential of the other screening sub-projects.

Definitions

7.    Following are definitions used in this work-plan


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                                       11

      7.1 "Hit Compound" shall mean a compound that has an [********] in a Corrector biological assay, as defined in section 13 below.

      7.2 "Corrector" shall mean a compound which modulates the biological effect of CFTR by increasing the amount of [DELTA]F508 CFTR present at the apical cell membrane.

      7.3 "Potentiator" shall mean a Compound which modulates the biological effect of CFTR by enhancing the gating activity of [DELTA]F508 CFTR present in the apical cell membrane.

      7.4 "Screening Sub-Project" shell mean a full in silico screening project focusing on one of the potential binding sites identified in the CFTR 3D model prepared by Predix in Research Program I.

      7.5 "Virtual Hits" shall mean a set of compounds identified by Predix through in silico screening methodologies, which have a high likelihood of binding to the protein at a specific binding site and exerting the desirable functional response.

Work-plan

8.    The work-plan consists of the following steps:

      8.1 On an on going basis, hand in hand with progress in the CFTR modeling effort, identify [********] on CFTR.

      8.2 Each [********] that is identified will be characterized for its potential as a therapeutic intervention site.

      8.3 If a [********] qualifies as a potential intervention site and is approved as such by the JSC Predix will perform in silico screening on that site ("Screening Sub-Project") in an attempt to [********] as defined above.

9.    Identification of [********]:

      9.1 The 3D model of CFTR, or parts of that model, will be examined on an on going basis in an attempt to identify [********].

      9.2 A [********] is defined as a concave region on the protein's surface with dimensions that roughly correspond to the size of a small compound.

10. Each [********] will be characterized for its potential as a therapeutic intervention site, by [********].

      10.1 [********] will address the likelihood that a small compound that binds in that [********] will exert either [********].

      10.2 [********] will map the properties of the [********] and give a [********] of the [********] that can [********]

11.   Each separate in silico Screening Sub-Project involves the following steps

      11.1 [********] based on the characteristics of the [********] (see item 12 below). The typical size of a [********] is expected to be [********].


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                                       12

      11.2  [********] refinement of the[********]

      11.3 Selection of the most [********], and an exploration of the likelihood that some of the known CFTR [********] to this [********].

      11.4  [********] the [********] into the [********].

      11.5  Apply Predix' proprietary [********] and [********] on the
            [********].

      11.6 Apply [********] and a [********] from Predix ensemble of in silico methods to [********].

      11.7  Select up to [********] for [********] (see item 13 below).

      11.8 Acquire [********] in the [********], send them to the lab (or labs) that will perform the [********], and confirm which of these [********] qualify as [********].

      11.9 For each [********], a set of up to [********] will be identified in the Predix Library, purchased and sent to [********] in order to identify qualifying [********]. If no related compounds are found in the Predix Library, up to [********] will be [********] and sent to [********].

12.   Screening libraries

      12.1 A separate [********] will be created and used for each screening sub-project, optimally, matching the [********] of the [********]. There may be two sources for this [********]:

            12.1.1 Predix will use its [********] as the primary source for
                   [********].

            12.1.2 If a suitable [********] cannot be identified within the
                   [********] for screening will be [********] (see "Budget" in section 16 below).

13.   Biological assays2

      13.1 The [********] or [********] in the program will be experimentally tested for [********] using the following assays:

            13.1.1 Correction assay: One or more of the following: [********].

            13.1.2 Potentiation assay: Same as above, however [********].

      13.2 CFFT will be responsible for [********] necessary to evaluate the [********].

      13.3 Predix will interact directly with the study director(s) performing the experiments regarding [********].

-------------

2 The parties acknowledge that these assay definitions do not cover the higher throughput assays under development on the Effective Date. They agree that they will continue to collaborate on the development of such assays.

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                                       13

      13.4 It is the interest of both CFFT and Predix to ensure rapid turn around of up to [********] from the receipt of [********] service providers to the draft results report. CFFT and Predix will work together to ensure high [********] giving strong incentives to [********] providers to generate results within [********].

14.   Timeline

      14.1 The term of this screening project is expected to be three (3) years from initiation. In this period Predix should complete all the Screening Sub-Projects against the pool of "potential sites" agreed upon by the JRC.

      14.2 Predix, on its own discretion, will decide on the prioritization of the different "Screening Sub-Projects" and their internal timelines and completion dates, as these will vary based on technical considerations such as availability of screening compounds, the specific in silico screening methodology most suitable for that site, queue for biological assay testing, and additional technical consideration.

15.   Joint Research Committee and Joint Steering Committee (JSC)

      15.1 The existing JRC for the CFTR modeling project will preside over this screening project as well.

      15.2 Based on the resulting characterization of each [********], and in view of Predix's recommendations, the JSC will recommend for each specific [********] whether to initiate a Screening Sub-Project or not, thus creating a pool of [********]. Minutes of the JSC may qualify as recommendation for initiation of screening.

      15.3 The JRC will be updated, in its regular quarterly meetings, on progress in the various screening sub-projects.


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                                       14